U. S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                        THE SECURITIES EXCHANGE ACT OF


                               February 7, 1996



                            PENN OCTANE CORPORATION
              (Exact name of registrant as specified in charter)


        Delaware                      0-24394                 52-1790357
(State  of  Incorporation)          (Commission            (I.R.S. Employer
                                    File Number)          Identification  No.)


                          5847 San Felipe, Suite 3420
                             Houston, Texas 77057
                   (Address of principal executive offices)

                                (713) 952-5703
             (Registrant's telephone number, including area code)


                           INDEX

Item 1.  Changes in Control of Registrant               3

Item 2.  Acquisition or Disposition of Assets           3

Item 3.  Bankruptcy or Receivership                     3

Item 4.  Changes in Registrant's Certifying Accountant  3

Item 5   Other Events.                                  3

Item 6.  Resignations of Registrant's Directors.        3

Item 7   Financial Statements and Exhibits.             3

                            PENN OCTANE CORPORATION


Item  1.  Changes  in  Control  of  Registrant.

               NONE.

Item  2.  Acquisition  or  Disposition  of  Assets.

               NONE.

Item  3.  Bankruptcy  or  Receivership

               NONE.

Item  4.  Changes  in  Registrant's  Certifying  Accountant

               NONE.

Item  5.  Other  Events.

          The Registrant's news release dated February 4, 1997, a copy of which is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.

Item  6.  Resignations  of  Registrant's  Directors.

               NONE.

Item  7.  Financial  Statements  and  Exhibits.

               NONE.

                                 EXHIBIT INDEX



Exhibit  No.         Description                                      Page No.
------------         -----------                                      --------

99.1                 News Release dated February 4, 1997                  6

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PENN  OCTANE  CORPORATION




                    By:  /S/ IAN  T.  BOTHWELL
                         ---------------------
                         Ian  T.  Bothwell
                         Vice  President  &  Chief  Financial  Officer


Date:  February  7,  1997